SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31,2000

                      FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                    (Exact name of registrant as specified in its charter)

  New York                        333-25269            93-1225432
(State or other jurisdiction     (Commission File      (IRS Employer
 of incorporation)                Number)               Identification No.)

125 Wolf Road, Albany, New York                              12205
(Address of principal executive offices)                    (Zip Code)

(518) 437-1816
(Registrants telephone number, including area code)

______________________________________________________________
(Former name or former address, if changed since last report.)


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

See Item 5.


ITEM 5. OTHER EVENTS.

On December 31, 2000, the registrant's parent company, Great-West Life & Annuity Insurance Company ("GWL&A"), and certain affiliated companies completed a corporate reorganization. Under the new structure, GWL&A and The Great-West Life Assurance Company ("GWL") will each continue to be indirectly owned by Great-West Lifeco Inc., a Canadian holding company ("Lifeco"), but GWL will no longer hold an indirect equity interest in GWL&A. As was the case before the reorganization: (a) Lifeco is a subsidiary of Power Financial Corporation ("Power Financial"), a Canadian holding company with substantial interests in the financial services industry; (b) Power Corporation of Canada ("Power Corporation"), a Canadian holding and management company, has voting control of Power Financial; (c) Mr. Paul Desmarais, through a group of private holding companies which he controls, has voting control of Power Corporation.










                                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 12, 2001



                                          FIRST GREAT-WEST LIFE &
                                          ANNUITY INSURANCE COMPANY



                                          By:/s/ William T. McCallum

                                          Name:  William T. McCallum

                                          Title: Chairman, President and Chief
                                          Executive Officer